Exhibit 10.3

NEW LENDER JOINDER AGREEMENT

July 28, 2016

Reference is made to the Credit Agreement, dated as of September 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Enbridge Energy Partners, L.P. (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and a Swing Line Lender, and Royal Bank of Canada, an L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The New Lender identified on Schedule l hereto (the “New Lender”), the Administrative Agent, the Swing Line Lender, each L/C Issuer and the Borrower agree as follows:

1.            Subject to the terms and conditions of this Joinder Agreement, the New Lender hereby irrevocably makes a Commitment to the Borrower as of the Effective Date (as defined below) in the amount set forth on Schedule 1 hereto (the “New Commitment”) in accordance with the terms and subject to the conditions of the Credit Agreement and pursuant to Section 2.15 thereof. From and after the Effective Date, the New Lender will be a Lender under the Credit Agreement for all purposes and to the same extent as if originally a party thereto and shall be bound by and entitled to the benefits of the Credit Agreement. The New Commitment of the New Lender shall for all purposes be deemed to be a Commitment and to be part of the Aggregate Commitments under the Credit Agreement.

2.            The Administrative Agent (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Affiliates of the Borrower or any other obligor or the performance or observance by the Borrower, any Affiliate of the Borrower or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

3.            The New Lender (a) represents and warrants that it is legally authorized to enter into this New Lender Joinder Agreement, (b) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered or deemed delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Lender Joinder Agreement, (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion as are granted to the Administrative Agent under the Credit Agreement or the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, (e) agrees that it will be bound by the provisions of the Credit Agreement from and after the Effective Date as if originally a party thereto and will perform, in accordance with its terms, all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (f) confirms that it is not precluded from being an assignee by Sections 10.07(b)(v), 10.07(b)(vi) or 10.07(b)(vii) of the Credit Agreement.

4.           The effective date of this New Lender Joinder Agreement shall be the Effective Date of the New Commitment described in Schedule 1 hereto (the “Effective Date”). Following the execution of this New Lender Joinder Agreement by each of the New Lender, the Swing Line Lender, each L/C Issuer and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by it pursuant to the Credit Agreement effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than the date of such acceptance and recording by the Administrative Agent).

5.           Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the New Commitment (including payments of principal, interest, fees and other amounts) to the New Lender for amounts which have accrued on and subsequent to the Effective Date.

6.           From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this New Lender Joinder Agreement, shall have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof.

7.          THIS NEW LENDER JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this New Lender Joinder Agreement to be executed and delivered by a duly authorized officer on the date first above written.

THE HUNTINGTON NATIONAL BANK, as the New Lender

By
Name:
Title:

Signature Page to

New Lender Joinder Agreement

Acknowledged by:

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as the Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

By:
Name: Stephen J. Neyland
Title: Vice President - Finance

Signature Page to

New Lender Joinder Agreement

Acknowledged by:

BANK OF AMERICA, N.A.,
as the Administrative Agent, Swing Line Lender and
L/C Issuer

By
Name:
Title:

Signature Page to

New Lender Joinder Agreement

Acknowledged by:

ROYAL BANK OF CANADA,
as L/C Issuer

By
Name:
Title:

Signature Page to

New Lender Joinder Agreement

Schedule 1
to New Lender Joinder Agreement

Name of New Lender:	THE HUNTINGTON NATIONAL BANK

Effective Date of New Commitment:	July 28, 2016

Principal Amount of New Commitment:	$25,000,000